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                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF REGISTRANT


                  WALSAFE (CA) QRS 11-1, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME WALSAFE (CA) QRS 11-1, INC.

                  QRS 11-2 (AR), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF ARKANSAS AND DOING BUSINESS UNDER THE NAME QRS 11-2 (AR), INC.

                  QRS 11-3 (MD), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND AND DOING BUSINESS UNDER THE NAME ORS 11-3 (MD), INC.

                  QRS 11-5 (TX), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME OF QRS II -5 (TX), INC.

                  PLANO (TX) ORS 11-7, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME PLANO (TX) QRS 11-7, INC.

                  NEOSERV (CO) ORS 11-8, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO AND DOING BUSINESS UNDER THE NAME NEOSERV (CO) QRS 11-8, INC.

                  BELMET (IL) ORS 11-9, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS AND DOING BUSINESS UNDER THE NAME BELMET (IL) QRS 11-9, INC.

                  BVS (NY) QRS 11-10, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK AND DOING BUSINESS UNDER THE NAME BVS (NY) ORS 11-10, INC.

                  MMI (SC) QRS 11-11, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF SOUTH CAROLINA AND DOING BUSINESS UNDER THE NAME MMI (SC) QRS 11-11, INC.

                  QRS 11-12 (FL), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA AND DOING BUSINESS UNDER THE NAME QRS 11-12 (FL), INC.

                  DDI (NE) ORS 11-13, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEBRASKA AND DOING BUSINESS UNDER THE NAME DDI (NE) QRS 11-13, INC.

                  QRS 11-14 (NC), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA AND DOING BUSINESS UNDER THE NAME QRS 11-14, (NC), INC.

                  BOOKS (CT) QRS 11-16, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CONNECTICUT AND DOING BUSINESS UNDER THE NAME BOOKS (CT) QRS 11-15, INC.

                  QRS 11-17 (NY), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK AND DOING BUSINESS UNDER THE NAME QRS 11-17 (NY), INC.

                  BBC (NE) QRS 11-18, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEBRASKA AND DOING BUSINESS UNDER THE NAME BBC (NE) QRS 11-18, INC.

                  UNITECH (IL) QRS 11-19, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS AND DOING BUSINESS UNDER THE NAME UNITECH (IL) QRS 11-19, INC.

                  QRS 11-20 (UT), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF UTAH AND DOING BUSINESS UNDER THE NAME QRS 11-20. (UT), INC.

                  SFC (TN) QRS 11-21, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE AND DOING BUSINESS UNDER THE NAME SFC (TN) QRS 11-21, INC.

                  PETS (TX) QRS 11-23, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME PETS (TX) QRS 11-23, INC.

                  ELWA-BV (NY) QRS 11-24, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK AND DOING BUSINESS UNDER THE NAME ELWA-BV (NY) QRS 11-24, INC.


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                           SUBSIDIARIES OF REGISTRANT

                                   (CONTINUED)


                  GENA (CA) QRS 11-25, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME GENA (CA) QRS 11-25, INC.

                  BN (MA) QRS 11-26, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MASSACHUSETTS AND DOING BUSINESS UNDER THE NAME BN (MA) QRS 11-26, INC.

                  QRS 11-27 (OH), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO AND DOING BUSINESS UNDER THE NAME QRS 11-27 (OH), INC.

                  ALP (TX) QRS 11-28, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME ALP (TX) QRS 11-28, INC.

                  QRS 11-29 (TX), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME QRS 11-29 (TX), INC.

                  CFP (MD) ORS 11-30, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND AND DOING BUSINESS UNDER THE NAME CFP (MD) QRS 11-30, INC.

                  NEENAH (WI) QRS 11-31, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF WISCONSIN AND DOING BUSINESS UNDER THE NAME NEENAH (WI) QRS 11-31, INC.

                  CTC (VA) QRS 11-32, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF VIRGINIA AND DOING BUSINESS UNDER THE NAME CTC (VA) QRS 11-32, INC.

                  CFP (MD) QRS 11-33, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND AND DOING BUSINESS UNDER THE NAME CFP (MD) ORS 11-33, INC.

                  ADS (CA) QRS 11-34, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME ADS (CA) QRS 11-34, INC.

                  DELMO (PA) QRS 11-36, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF PENNSYLVANIA AND DOING BUSINESS UNDER THE NAME DELMO (PA) QRS 11-36, INC.

                  CARDS (CA) QRS 11-37, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME CARDS (CA) QRS 11-37, INC.

                  SFC (TX) QRS 11-38, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME SFC (TX) QRS 11-38, INC.

                  QRS 12-14 (AL), INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF ALABAMA AND DOING BUSINESS UNDER THE NAME QRS 12-14 (AL), INC.

                  AUTO (FL) QRS 11-39, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA AND DOING BUSINESS UNDER THE NAME AUTO (FL) QRS 11-39, INC.

                  CPFLOAN (MD) QRS 11-40, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND AND DOING BUSINESS UNDER THE NAME CPFLOAN (MD) QRS 11-40, INC.

                  ORS 11-PAYING AGENT, INC., A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK AND DOING BUSINESS UNDER THE NAME QRS 11-PAYING AGENT, INC.


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